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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Amendment to the Registration Statement (No. 333-27941) for Synon Corporation.

                                        /s/ ARTHUR ANDERSON LLP
                                        -----------------------
                                        Arthur Anderson LLP

San Francisco, California
July 18, 1997